Exhibit 4.1


            NUMBER                                                   SHARES
            _____                                                     _____

FIRST NATIONAL LINCOLN CORPORATION

Incorporated under the laws of Maine
CUSIP   335716   10   6
One Cent Par Value

This Certifies that____________________________________________ is the owner of

_____________________________________________________ Shares of Common Stock of

FIRST NATIONAL LINCOLN CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

this _________ day of ______________ A.D. _____

___________________________________         ___________________________________
              President                               Treasurer or Clerk

This certificate is transferable at the office of the Company, Damariscotta, Maine.



























Page 140
FIRST NATIONAL
LINCOLN CORPORATION

CERTIFICATE
FOR

________

SHARES

OF

COMMON STOCK

ISSUED TO

________

DATED

________


For Value Received, _________ hereby sell, assign and transfer unto _______________________________________________ Assignee Social Security Number
_____________________________________________ Shares of the Common Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

In presence of ____________________                    _______________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.




















Page 141